UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2005

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition

The Company announced that it is providing earnings guidance for the year ending December 31, 2006 of FFO per share of $4.45 – $4.55.

The information being furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01.                                          Other Events

Dividend Announcement

SL Green Realty Corp. (NYSE: SLG) reported that its Board of Directors has declared a dividend of $0.60 per common share for the quarter ending December 31, 2005, an increase of $0.34 or 11.1% per common share on an annualized basis. The dividend is payable January 16, 2006 to shareholders of record on the close of business on December 30, 2005.

The Company’s Board of Directors also declared dividends on the Company’s Series C and D Preferred Stock for the period October 15, 2005 through and including January 14, 2006, of $0.4766 and $0.4922 per share, respectively. Dividends are payable January 16, 2006 to shareholders of record on the close of business on December 30, 2005. Distributions reflect the regular quarterly distributions, which are the equivalent of an annualized distribution of $1.90625 and $1.96875, respectively.

New Investments

SL Green Realty Corp. (NYSE: SLG) in a joint venture with Jeff Sutton has acquired a controlling leasehold interest in 1604 Broadway – a retail property located in Manhattan’s Times Square. In a separate transaction, the partners are acquiring the leasehold interest in 379 West Broadway, an office/retail property in New York City’s Cast Iron Historic District.  The latter acquisition is expected to close before the end of 2005.

The venture acquired a 90 percent interest in the 41,100-square-foot Times Square building.  The property is subject to a ground lease that was extended from 2019 to 2036 as part of the transaction.

In the second transaction, the partners are acquiring the leasehold interest at 379 West Broadway.  The lease includes an option to acquire the fee interest in 2016.  The five-story, 62,006-square-foot property is fully leased.

2006 Earnings Guidance

The Company announced that it is providing earnings guidance for the year ending December 31, 2006 of FFO per share of $4.45 – $4.55.

Item 9.01.                                          Financial Statements and Exhibits

99.1                                                                           Press release for dividend increase

99.2                                                                           Press release for new investments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

By:	/S/ Gregory F. Hughes
Name:	Gregory F. Hughes
Title:	Chief Financial Officer

Date:  December 5, 2005